UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2013

Date of reporting period:	December 1, 2012 — November 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEIX

Putnam New York Tax Exempt Income Fund

Annual report
11|30|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New York
Tax Exempt
Income Fund

Annual report
11 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	25

Federal tax information	51

About the Trustees	52

Officers	54

Consider these risks before investing: Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that 2013 has drawn to a close, a sigh of relief may be in order. The performance of financial markets in the United States and around the world has been better than many had anticipated at the start of the year, despite challenges such as fiscal woes, political wrangling, and geopolitical conflicts.

It appears that most developed economies are in recovery. The U.S. unemployment picture is improving, and economic growth has remained positive. Europe emerged from a multi-year recession in 2013, with growth in the 17-nation eurozone turning positive for the past two calendar quarters. The Japanese government’s aggressive stimulus policies have fostered growth, while China appears to have avoided a major slowdown.

Headwinds remain, however. The positive economic news makes it more likely that the Federal Reserve will taper its $85-billion-a-month bond-buying stimulus program. The end of this unprecedented initiative may test the stability of the recovery. Meanwhile, Washington lawmakers continue to assert different visions for the long-term federal budget, and may again resort to using the debt ceiling as a political instrument, which may unsettle markets.

With uncertainties still ahead, innovative and alternative investment ideas and approaches can be quite helpful to investors. In seeking returns for our shareholders, Putnam’s investment professionals employ fundamental research, active investing, and risk management strategies, and our diverse set of products is designed to address a wide range of financial goals.

It is also important to rely on the advice of your financial advisor, who can help guide you toward your investment goals, based on your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam New York Tax Exempt Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

There's an old adage in investing: "It's not how much you make that matters, it's how much you keep." That's particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, New York residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Empire State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA®
Portfolio Manager

Paul M. Drury, CFA®
Portfolio Manager

Susan A. McCormack, CFA®
Portfolio Manager

2 New York Tax Exempt Income Fund

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 11/30/13 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.24% ($702)
3.06% ($1,732)
5.42% ($3,070)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 11/30/13. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.06%
7.61%
Municipal bonds
Corporate bonds

Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1970–2012 (May 2013).

New York Tax Exempt Income Fund 3

Performance snapshot

Annualized total return (%) comparison as of 11/30/13

- **The fund — class A shares before sales charge**
  Putnam New York Tax Exempt Income Fund (PTEIX)
- **Fund's benchmark**
  Barclays Municipal Bond Index
- **Fund's Lipper peer group average**
  New York Municipal Debt Funds

6.59
7.06
6.45
LIFE OF FUND
(since 9/2/83)
3.65
4.40
3.46
10 YEARS
5.97
6.26
6.24
5 YEARS
3.35
4.23
3.37
3 YEARS
1 YEAR
–5.67
–3.51
–6.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	New York Tax Exempt Income Fund

Interview with your fund’s portfolio manager

How did municipal bonds perform for the 12 months ended November 30, 2013?

The past 12 months were a volatile period for municipal bonds. The close of calendar year 2012 brought investor uncertainty surrounding the fiscal cliff that led to a sell-off of municipal bonds. As part of the 2011 debt-ceiling negotiations, Congress had scheduled $1.2 trillion in tax increases and spending cuts to begin taking effect on January 1, 2013. Ultimately, a last-minute agreement preserved existing tax rates for most taxpayers, but the political gridlock leading up to the final legislation sent some investors to the sidelines to wait for greater clarification. During the early part of 2013, the environment changed from positive conditions marked by firm demand, relatively tight supply, and improving fundamentals.

In the spring of 2013, improving U.S. economic data raised concerns that the Federal Reserve would pare back its stimulative bond-buying program, known as quantitative easing [QE]. Municipal bonds sold off beginning in May and continued to struggle for most of the summer months. During this time, interest rates rose and yield curves steepened across the fixed-income universe. This occurred despite the Fed’s efforts to reassure investors that it needed to see “real and sustainable” progress in job gains before drawing down QE. Interest rates remained elevated throughout the summer months due to uncertainty surrounding the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/13. See pages 4 and 11–14 for additional fund performance information. Index descriptions can be found on page 16.

New York Tax Exempt Income Fund	5

timing of the Fed’s decision to begin scaling back. Since bond prices tend to move in the opposite direction of rates, the rise in rates hurt the performance of tax-exempt municipal securities.

Technical pressures — that is, supply-and-demand dynamics — also created a headwind. Faced with the prospect of higher interest rates, many retail investors sold their municipal bond investments. In addition, Detroit’s bankruptcy and Puerto Rico’s debt challenges added to investor fears. By September, however, the technical backdrop improved somewhat, contributing to the first positive month of performance for tax-free securities since April. Municipal bond prices rallied as demand from value-conscious retail and non-traditional, or so-called “crossover,” buyers picked up, and outflows from municipal bond funds slowed. In addition, a significant reduction in refunding activity took place across the municipal bond market given the higher rate environment. This combination of diminished supply and somewhat improved demand was beneficial for municipal bond prices for the remainder of the period.

Seeing a more uneven economic climate than it had expected, as well as the fiscal and political discord in Washington, the Fed at its mid-September meeting held off setting a timetable for scaling back QE, keeping bond purchases unchanged. Following this surprise decision, municipal bonds generally rallied and interest rates declined somewhat. The markets saw more relief in late October, as lawmakers agreed to extend the U.S. borrowing authority, avoiding a possible debt default. Municipal bonds outperformed

Allocations are shown as a percentage of the fund’s net assets as of 11/30/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	New York Tax Exempt Income Fund

Treasuries during the month, as investors appeared to recognize the asset class’s relative value. Finally, to close the period, November brought somewhat muted municipal bond performance. Against this multi-dimensional backdrop, Putnam New York Tax Exempt Income Fund underperformed its benchmark, the Barclays Municipal Bond Index, but outperformed the average return of its Lipper peer group.

How are you managing the risk posed by higher interest rates?

We expect continued pressure on interest rates and yield spreads as investors adjust their expectations about Fed policy. However, we believe it is unlikely that rates will suddenly spike as they did in May and June 2013. If yields rise more than economic fundamentals seem to warrant, we may view it as an opportunity to add what we believe are attractively valued securities to the fund. To prepare for this possibility, we slightly increased our cash level in the portfolio during the second half of the fiscal year. The fund also had a slightly shorter duration, or interest-rate sensitivity, than did its Lipper peer group.

Periods of high volatility, although unpleasant for investors, may offer attractive buying opportunities. Tax-exempt yields, in our

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/13. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

New York Tax Exempt Income Fund	7

opinion, are more attractive now given this past summer’s sell-off. In fact, we have not seen yields at this level since 2011. We believe our fundamental research will help to unlock these opportunities and provide return potential. The municipal bond market is exceptionally diverse, comprising small issuers, complex instruments, and an array of market participants with varying return objectives. We believe this market dynamic may present inefficiencies that could result in attractive investment opportunities.

Is the default rate in the municipal bond market still low by historic standards?

Yes. For calendar year 2012, bankruptcy filings represented approximately 0.12% of the $3.7 trillion municipal bond market, and they remained near this level during 2013 as well. Furthermore, we do not believe that the default rate will increase meaningfully in the near future.

In our opinion, the significance of defaults and downgrades is the headline risk that emerges from occasional isolated incidents of insolvency. For example, Puerto Rico, a self-governing American territory, was downgraded by Standard & Poor’s this past spring and by Moody’s in 2012. Puerto Rico’s debt is widely held because of its large issuance and exemption from federal and local taxes, and the considerable negative coverage of its strained economy led to a heavy sell-off. Throughout 2013, Puerto Rico’s government has taken measures in an attempt to mend its credit profile, most notably by introducing proposals for pension reform and raising tax revenues. Despite these reforms, we

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	New York Tax Exempt Income Fund

believe Puerto Rico’s credit is likely to remain pressured due to its struggling economy.

Also, the city of Detroit filed for Chapter 9 bankruptcy in July. Although Detroit’s filing, the largest Chapter 9 filing in history, was a large headline event, we continue to believe that Chapter 9 filings remain isolated and don’t expect a large impact on the broader municipal bond market. At the same time, we continue to monitor the legal proceedings because they have the potential to set new precedents that can influence the market.

What are credit conditions like at the state level?

Given improvements in state budget forecasts, ratings agency Moody’s, after five years of negative ratings, revised its outlook for U.S. states in August to “stable.” Credit quality at the state level remains quite high, with 30 of the 50 states holding either an Aaa or Aa1 rating, the two highest possible ratings. On balance, our outlook is for continued stabilization of states’ economies, given the improvement in employment, economic growth, and consumer confidence data — all of which have contributed to rising tax collections.

How did you position the portfolio during the period?

We identified what we considered to be improving fundamentals and still-attractive spreads in the market and sought to benefit from them. Revenue credits, which are typically issued by state and local governments to finance a specific revenue-generating project, have been an overweight position in the fund. We have also maintained an overweight exposure relative to the benchmark to municipal bonds rated Baa. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broader economy did not stall. Our overweight position in essential service revenue bonds was offset by the fund’s underweight positioning in local G.O. [general obligation] bonds — securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. In terms of sectors, relative to the fund’s Lipper universe, we favored transportation-related, higher education, utility, and health-care bonds.

Overall, this credit positioning helped the fund’s performance, but the fund’s exposure to Puerto Rico bonds was a detractor during the period. The fund’s shorter-duration interest-rate positioning also benefited returns as interest rates moved higher.

What is your near-term outlook for the municipal bond market?

The past 12 months proved to be a volatile time for municipal bonds, and we believe market conditions remain less than robust. However, we continue to believe that municipal bonds should be part of a diversified portfolio for long-term investors seeking tax-free income.

In our view, technical factors in the market are the big wild card. Tax-exempt municipal fund outflows have put downward pressure on prices. Although we have seen some institutional crossover buyers come into the market to help support prices, we think it is unlikely that we will see volatility subside until outflows and rate volatility diminish. As I mentioned previously, the overall fundamental credit outlook of municipal bonds appears solid, in our opinion. With regard to tax policy, many issues remain unresolved, including the debt ceiling and the potential for broader tax reform — both of which could affect the value of municipal bonds.

We expect to continue to position the portfolio for modest upticks in the overall interest-rate environment, avoiding the

New York Tax Exempt Income Fund	9

more interest-rate-sensitive sectors of the municipal bond market to make the most of less-than-favorable market conditions. Our efforts remain focused on the pursuit of steady income, minimizing volatility, and a competitive total return for the fund.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

The U.S. unemployment rate has been on a steady decline as of late, recently dipping to 7% for the first time in five years. In what was the first full assessment of the nation’s jobs picture since the 16-day partial government shutdown in early October, the lower unemployment rate is a clear indicator that the U.S. economy has measurably improved since the 2008 financial crisis that rattled markets and economies worldwide. The unemployment rate peaked at 10% in October 2009, according to the Labor Department. The improving job situation also means that the Federal Reserve may be more inclined to begin winding down its $85-billion-a-month asset purchase program in the near future. The Fed’s stimulus efforts have helped keep interest rates low with the goal of fostering economic growth and lowering unemployment. The central bank has stated that it would start tapering its quantitative-easing program when it sees “real and sustainable” progress in job gains.

10	New York Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.59%	6.44%	6.34%	6.34%	5.72%	5.72%	6.20%	6.08%	6.63%

10 years	43.13	37.41	36.18	36.18	32.24	32.24	39.05	34.53	44.98
Annual average	3.65	3.23	3.14	3.14	2.83	2.83	3.35	3.01	3.78

5 years	33.61	28.26	29.33	27.33	28.49	28.49	31.89	27.60	35.07
Annual average	5.97	5.10	5.28	4.95	5.14	5.14	5.69	5.00	6.20

3 years	10.40	5.98	8.21	5.27	7.85	7.85	9.47	5.91	10.99
Annual average	3.35	1.95	2.67	1.73	2.55	2.55	3.06	1.93	3.54

1 year	–5.67	–9.45	–6.28	–10.82	–6.30	–7.21	–5.83	–8.89	–5.47

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to Class A shares after 8 years.

New York Tax Exempt Income Fund	11

Comparative index returns For periods ended 11/30/13

		Lipper New York
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	7.06%	6.45%

10 years	53.85	40.60
Annual average	4.40	3.46

5 years	35.44	35.60
Annual average	6.26	6.24

3 years	13.24	10.48
Annual average	4.23	3.37

1 year	–3.51	–6.43

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/13, there were 99, 91, 81, 72, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,618 and $13,224, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,453. A $10,000 investment in the fund’s class Y share would have been valued at $14,498.

12	New York Tax Exempt Income Fund

Fund price and distribution information For the 12-month period ended 11/30/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.319092		$0.264866	$0.251814	$0.294997		$0.338268

Capital gains [2]	—		—	—	—		—

Total	$0.319092		$0.264866	$0.251814	$0.294997		$0.338268

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/12	$9.12	$9.50	$9.10	$9.11	$9.12	$9.43	$9.12

11/30/13	8.29	8.64	8.27	8.29	8.30	8.58	8.29

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.80%	3.65%	3.20%	3.05%	3.53%	3.41%	4.02%

Taxable equivalent 4(a)	7.36	7.07	6.20	5.91	6.84	6.61	7.79

Taxable equivalent 4(b)	7.69	7.39	6.48	6.17	7.14	6.90	8.14

Current 30-day SEC yield [5]	N/A	3.06	2.56	2.41	N/A	2.82	3.41

Taxable equivalent 4(a)	N/A	5.93	4.96	4.67	N/A	5.46	6.61

Taxable equivalent 4(b)	N/A	6.19	5.18	4.88	N/A	5.71	6.90

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 48.39% combined federal income tax and New York state 2013 personal income tax or (b) maximum 50.59% combined federal, New York state, and New York City 2013 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

New York Tax Exempt Income Fund	13

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.55%	6.41%	6.31%	6.31%	5.69%	5.69%	6.17%	6.05%	6.60%

10 years	41.61	35.95	34.74	34.74	30.83	30.83	37.57	33.10	43.64
Annual average	3.54	3.12	3.03	3.03	2.72	2.72	3.24	2.90	3.69

5 years	32.88	27.56	28.78	26.78	27.78	27.78	31.17	26.90	34.49
Annual average	5.85	4.99	5.19	4.86	5.03	5.03	5.58	4.88	6.11

3 years	12.37	7.87	10.28	7.28	9.77	9.77	11.42	7.80	13.11
Annual average	3.96	2.56	3.32	2.37	3.16	3.16	3.67	2.54	4.19

1 year	–4.54	–8.35	–5.14	–9.73	–5.28	–6.20	–4.80	–7.89	–4.31

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 11/30/12	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month
period ended 11/30/13*	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

14	New York Tax Exempt Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2013, to November 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.68	$6.75	$7.49	$5.05	$2.60

Ending value (after expenses)	$954.90	$951.80	$952.30	$954.70	$956.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2013, use the following calculation method. To find the value of your investment on June 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.80	$6.98	$7.74	$5.22	$2.69

Ending value (after expenses)	$1,021.31	$1,018.15	$1,017.40	$1,019.90	$1,022.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

New York Tax Exempt Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16	New York Tax Exempt Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2013, Putnam employees had approximately $427,000,000 and the Trustees had approximately $106,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

New York Tax Exempt Income Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	New York Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

New York Tax Exempt Income Fund	19

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses

20	New York Tax Exempt Income Fund

exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds.

This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the

New York Tax Exempt Income Fund	21

Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper New York Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 102, 90 and 82 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby

22	New York Tax Exempt Income Fund

a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management contract

Following the Trustees’ approval of the continuance of your fund’s management and sub-management contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management

New York Tax Exempt Income Fund	23

contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management and sub-management contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management contract was identical to the previous sub-management contract, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

24	New York Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

New York Tax Exempt Income Fund	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Income Fund as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 16, 2014

26	New York Tax Exempt Income Fund

The fund’s portfolio 11/30/13

Key to holding’s abbreviations
AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AGO Assured Guaranty, Ltd.	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	SGI Syncora Guarantee, Inc.
Cmnwlth. of PR Gtd. Commonwealth of Puerto	U.S. Govt. Coll. U.S. Government Collateralized
Rico Guaranteed	VRDN Variable Rate Demand Notes, which are
COP Certificates of Participation	floating-rate securities with long-term maturities
FHA Insd. Federal Housing Administration Insured	that carry coupons that reset and are payable upon
FRN Floating Rate Notes: the rate shown is	demand either daily, weekly or monthly. The rate
the current interest rate at the close of the	shown is the current interest rate at the close of the
reporting period	reporting period.

MUNICIPAL BONDS AND NOTES (98.2%)*	Rating**	Principal amount	Value

Guam (0.9%)
Territory of GU, Rev. Bonds (Section 30), Ser. A,
5 5/8s, 12/1/29	BBB+	$3,850,000	$3,961,227

Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. A, 5s, 1/1/31	A	1,000,000	1,026,010

Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B+	500,000	507,320

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	Ba1	2,100,000	2,095,590

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5 1/2s, 10/1/40	BBB	1,300,000	1,305,018
5s, 10/1/34	BBB	700,000	676,221

			9,571,386
Massachusetts (0.3%)
MA State Hlth. & Edl. Fac. Auth. VRDN
(Harvard U.), Ser. R, 0.03s, 11/1/49	VMIG1	3,000,000	3,000,000

			3,000,000
New York (91.9%)
Albany, Cap. Resource Corp. Rev. Bonds
(St. Peter’s Hosp.), 6 1/4s, 11/15/38	A	4,110,000	4,463,460

Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Albany College of Pharmacy), Ser. A,
5 5/8s, 12/1/34	BBB	700,000	703,843
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27	A	1,000,000	1,045,330
(St. Peter’s Hosp.), Ser. D, 5 3/8s, 11/15/32	A	4,205,000	4,339,686
(Albany College of Pharmacy), Ser. A,
5 3/8s, 12/1/24	BBB	1,800,000	1,813,356
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/32	A	2,100,000	2,162,454
(St. Peters Hosp.), Ser. E, 5 1/4s, 11/15/32	A	1,000,000	1,029,740
(St. Peter’s Hosp.), Ser. A, 5 1/4s, 11/15/27	A	3,000,000	3,108,990
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	3,000,000	3,036,090

Battery Park, Rev. Bonds, Ser. A, 5s, 11/1/30	Aaa	5,235,000	5,776,770

Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	2,000,000	2,111,960

New York Tax Exempt Income Fund	27

MUNICIPAL BONDS AND NOTES (98.2%)* cont.	Rating**	Principal amount	Value

New York cont.
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 7/8s, 7/1/40	B/P	$715,000	$716,308

Build NYC City Resource Corp., Rev. Bonds
(South Bronx Charter School for Intl. Cultures),
Ser. A, 5s, 4/15/33	BB+	2,000,000	1,819,500
(Bronx Charter School for
Excellence), 5s, 4/1/33	BBB–	500,000	467,050
(YMCA of Greater NY), 5s, 8/1/32	A–	1,740,000	1,775,426

Canton, Cap. Resource Corp., Student Hsg. Fac.
Rev. Bonds (Grasse River — SUNY Canton), Ser. A,
AGM, 5s, 5/1/40	AA–	1,000,000	1,021,380

Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
(Dunkirk Pwr.), 5 7/8s, 4/1/42	Baa3	4,000,000	4,068,760

Chemung Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Arnot Ogden Med. Ctr.)
5s, 11/1/34	A–	1,300,000	1,299,935
Ser. A, 5s, 11/1/29	A–	3,250,000	3,252,730

Dutchess Cnty., Local Dev. Corp. Rev. Bonds
(Anderson Ctr. Svcs., Inc.), 6s, 10/1/30	BB+	3,815,000	3,743,392

Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	Aa3	5,000,000	5,559,300
5 3/4s, 5/1/25	Aa3	10,330,000	11,681,371

Essex Cnty., Indl. Dev. Agcy. Rev. Bonds
(Intl. Paper Co.), Ser. A, 6.15s, 4/1/21	BBB	1,065,000	1,066,118

Geneva, Dev. Corp. Rev. Bonds (Hobart & William
Smith Colleges), 5s, 9/1/32	A	2,000,000	2,106,940

Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5 3/4s, 7/1/39	BBB+	2,500,000	2,649,950
(Adelphi U.), Ser. B, 5 1/4s, 2/1/39	A	1,500,000	1,531,110
(Adelphi U.), Ser. B, 5s, 2/1/34	A	3,000,000	3,050,220
(Hofstra U.), 5s, 7/1/28	A	650,000	695,604

Hempstead, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Adelphi U.), 5s, 10/1/35	A	1,500,000	1,515,525

Hudson Yards, Infrastructure Corp. Rev.
Bonds, Ser. A
5 3/4s, 2/15/47	A2	3,000,000	3,201,540
AMBAC, 5s, 2/15/47	A2	2,500,000	2,507,125

Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5 1/2s, 10/1/37	A–	4,010,000	4,304,535

Long Island, Pwr. Auth. Rev. Bonds,
Ser. B, 5s, 9/1/25	A–	2,500,000	2,694,225

Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. A, 6s, 5/1/33	A–	3,500,000	3,896,620
Ser. C, 5 1/4s, 9/1/29	Baa1	3,600,000	3,970,584
Ser. C, 5s, 9/1/35	A–	2,380,000	2,404,704
Ser. A, AMBAC, 5s, 9/1/29	A–	7,500,000	7,540,725
AGM, zero %, 6/1/28	AA–	2,510,000	1,337,730

28	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.2%)* cont.	Rating**	Principal amount	Value

New York cont.
Metro. Trans. Auth. Rev. Bonds
Ser. C, 5s, 11/15/41	A2	$6,000,000	$6,051,540
Ser. D, 5s, 11/15/38	A2	2,500,000	2,535,150
Ser. A, 5s, 11/15/37	A2	15,000,000	15,138,450
Ser. D, 5s, 11/15/29	A2	6,000,000	6,336,480
Ser. D-1, 5s, 11/1/28	A2	2,500,000	2,662,575
Ser. A, NATL, 5s, 11/15/26	A2	5,000,000	5,329,250
Ser. A, 5s, 11/15/22	A2	6,000,000	6,478,620

Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5 1/2s, 11/15/39	AA	9,000,000	9,443,790
Ser. B, NATL, 5s, 11/15/25	AA	2,600,000	2,811,250
Ser. B, NATL, 5s, 11/15/24	AA	3,000,000	3,252,720

Metro. Trans. Auth. Svc. Contract Rev. Bonds
(Trans. Fac.), Ser. O, 5 1/2s, 7/1/17 (Escrowed
to maturity)	AA+	15,000,000	17,187,450

Monroe Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Highland Hosp. Rochester), 5s, 8/1/25	A2	495,000	511,855

Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/42	A–	1,650,000	1,605,681
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/37	A–	2,000,000	2,011,500
(U. of Rochester), Ser. B, 5s, 7/1/33	Aa3	2,795,000	2,931,480
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/32	A–	1,250,000	1,287,400
(U. of Rochester), Ser. B, 5s, 7/1/32	Aa3	3,040,000	3,203,035

Nassau Cnty., Econ. Assistance Corp. Rev. Bonds
(South Nassau Cmntys. Hosp.), 5s, 7/1/27	A3	1,255,000	1,300,996

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Inst. of Tech.), Ser. A, 4 3/4s, 3/1/26	BBB+	1,710,000	1,703,605

Nassau Cnty., Local Econ. Assistance
Corp. Rev. Bonds
(South Nassau Cmntys. Hosp.), 5s, 7/1/37	A3	500,000	479,925
(Winthrop U. Hosp. Assn.), 5s, 7/1/37	Baa1	1,000,000	939,370

Nassau Cnty., Tobacco Settlement Corp. Rev.
Bonds, Ser. A-2, 5 1/4s, 6/1/26	B–	6,640,000	5,803,161

Niagara Area Dev. Corp. Rev. Bonds
(Niagara U.), Ser. A
5s, 5/1/42	BBB+	1,000,000	939,420
5s, 5/1/35	BBB+	1,670,000	1,622,889
5s, 5/1/30	BBB+	2,230,000	2,249,713

Niagara Falls, City School Dist. COP
(High School Fac.), AGM
5s, 6/15/28	AA–	1,490,000	1,508,133
5s, 6/15/23	AA–	3,965,000	4,042,159

Niagara, Area Dev. Corp. Solid Waste Disp. Fac.
Rev. Bonds (Covanta Holding Corp.), Ser. A,
5 1/4s, 11/1/42	Ba2	2,450,000	2,162,542

NY City, G.O. Bonds
Ser. F-1, 5s, 3/1/37	Aa2	5,000,000	5,190,800
Ser. A-1, 5s, 10/1/32	Aa2	2,710,000	2,886,855
Ser. A-1, 5s, 8/1/32	Aa2	5,000,000	5,272,750

New York Tax Exempt Income Fund	29

MUNICIPAL BONDS AND NOTES (98.2%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, G.O. Bonds
Ser. I, 5s, 8/1/31	Aa2	$1,335,000	$1,427,783
Ser. C, AGM, 5s, 1/1/23	Aa2	10,000,000	11,032,000
Ser. N, 5s, 8/1/20	Aa2	240,000	257,191
Ser. N, U.S. Govt. Coll., 5s, 8/1/20
(Prerefunded 8/1/15)	Aa2	760,000	818,778
Ser. M, 5s, 4/1/20	Aa2	1,600,000	1,691,664
Ser. M, 5s, 4/1/20 (Prerefunded 4/1/15)	AAA/P	15,000	15,938

NY City, City Muni. Fin. Auth. Rev. Bonds
(Wtr. & Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AAA	5,815,000	6,113,600

NY City, City Transitional Fin. Auth. Rev. Bonds
(Bldg. Aid Fiscal 2008), Ser. S-1
5s, 1/15/29	Aa3	5,000,000	5,386,150
5s, 1/15/25	Aa3	3,000,000	3,292,620

NY City, City Transitional Fin. Auth. VRDN
(NYC Recovery), Ser. 3, 0.04s, 11/1/22	VMIG1	10,785,000	10,785,000

NY City, Cultural Resource Rev. Bonds
(Wildlife Conservation Society), 5s, 8/1/33	Aa3	2,500,000	2,643,075
(Museum of Modern Art), Ser. 1A, 5s, 4/1/31	Aa2	3,500,000	3,805,550

NY City, Cultural Resource VRDN
(Lincoln Ctr.), Ser. A-1, 0.05s, 12/1/35	VMIG1	6,875,000	6,875,000
(Lincoln Ctr. Perform Arts), Ser. A-2,
0.04s, 12/1/35	VMIG1	7,950,000	7,950,000

NY City, Hsg. Dev. Corp. Rev. Bonds
(Multi-Fam. Hsg.), Ser. A-1-A, 5.45s, 11/1/46	Aa2	2,670,000	2,672,964
(Multi-Fam. Hsg.), Ser. H-2-A, 5.35s, 5/1/41	AA	1,200,000	1,208,652
(Multi-Fam. Hsg.), Ser. H-2-A, 5.2s, 11/1/35	AA	1,675,000	1,681,683
Ser. H-2-A, 4.4s, 5/1/31	Aa2	4,000,000	4,004,880

NY City, Indl. Dev. Agcy. Rev. Bonds
(Visy Paper, Inc.), 7.95s, 1/1/28	B/P	2,600,000	2,610,972
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	AA–	1,000,000	1,145,600
(Queens Baseball Stadium — Pilot),
AMBAC, 5s, 1/1/24	Ba1	3,500,000	3,429,370

NY City, Indl. Dev. Agcy. Arpt. Facs. Rev. Bonds
(Sr. Trips), Ser. A, 5s, 7/1/28	BBB–	1,500,000	1,435,560

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(United Jewish Appeal), Ser. A, 5 1/4s, 7/1/23	Aa1	2,545,000	2,603,560
(St. Francis College), 5s, 10/1/34	A–	1,000,000	1,006,850
(Horace Mann School), NATL, 5s, 7/1/28	A	7,000,000	7,002,310

NY City, Indl. Dev. Agcy. Special Fac. FRN
(Terminal One Group Assn.), 5 1/2s, 1/1/17	A3	4,500,000	4,888,530

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB	2,050,000	1,872,778

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. EE, 5 1/4s, 6/15/40	AA+	10,000,000	10,584,100
(Second Generation Resolution), Ser. GG-1,
5 1/4s, 6/15/32	AA+	6,000,000	6,520,620
5s, 6/15/46	AA+	2,500,000	2,570,600
Ser. GG, 5s, 6/15/43	AA+	4,760,000	4,895,232

30	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.2%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. D, 5s, 6/15/37	AAA	$6,000,000	$6,203,640
Ser. AA, 5s, 6/15/34	AA+	5,000,000	5,262,500

NY City, Transitional Fin. Auth. Rev. Bonds
Ser. F-1, 5s, 5/1/39	AAA	7,500,000	7,818,450
Ser. A-1, 5s, 11/1/38	AAA	2,500,000	2,635,750
(Future Tax), Ser. D-1, 5s, 11/1/32	AAA	5,000,000	5,367,500
Ser. E-1, 5s, 2/1/26	AAA	2,000,000	2,239,840

NY City, Transitional Fin. Auth. Bldg.
Aid Rev. Bonds
Ser. S-1, 5s, 7/15/37	Aa3	7,500,000	7,770,375
Ser. S-1, NATL, 5s, 7/15/31	Aa3	10,500,000	11,042,850
Ser. S-5, 5s, 1/15/30	Aa3	3,375,000	3,626,404

NY City, Trust for Cultural Resources Rev. Bonds
(Whitney Museum of American Art), 5s, 7/1/31	A	2,000,000	2,061,180

NY Cntys., Tobacco Trust II Rev. Bonds
(Tobacco Settlement), 5 3/4s, 6/1/43	Baa2	5,000,000	4,908,800

NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6s, 6/1/43	A3	1,300,000	1,301,534

NY Cntys., Tobacco Trust IV Rev. Bonds,
Ser. A, 5s, 6/1/38	BB	7,250,000	5,466,790

NY Liberty Dev. Corp. Rev. Bonds (Bank of
America Tower), Ser. CL1, 5 5/8s, 1/15/46	AA+	2,000,000	2,119,000

NY State Dorm. Auth. Rev. Bonds
(NYU Hosp. Ctr.), Ser. A, 6s, 7/1/40	A3	1,500,000	1,626,780
(State U. Edl. Fac.), Ser. A, AGM,
5 7/8s, 5/15/17	Aa3	8,950,000	10,103,834
(Brooklyn Law School), 5 3/4s, 7/1/33	Baa1	1,000,000	1,029,690
(Schools PG — Issue 2), Ser. E, AMBAC,
5 3/4s, 7/1/19	A/P	965,000	968,368
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	10,000,000	11,190,100
(City U.), Ser. A, 5 5/8s, 7/1/16	Aa3	9,860,000	10,638,940
(Skidmore College), Ser. A, 5 1/2s, 7/1/41	A1	3,000,000	3,145,530
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aa3	8,500,000	9,435,000
(North Shore Long Island Jewish Group), Ser. A,
5 1/2s, 5/1/37	A3	11,500,000	12,057,405
(Fordham U.), Ser. A, 5 1/2s, 7/1/36	A2	1,800,000	1,909,656
(North Shore Long Island Jewish Group), Ser. E,
5 1/2s, 5/1/33	A3	2,000,000	2,131,520
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aa3	3,500,000	3,990,735
(St. Joseph College), 5 1/4s, 7/1/35	Baa1	2,000,000	2,022,060
(Manhattan Marymount), 5 1/4s, 7/1/29	Baa2	2,000,000	2,034,680
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	A1	4,300,000	5,046,093
(Highland Hosp. Rochester), 5.2s, 7/1/32	A2	1,000,000	1,038,850
(Mount Sinai School of Medicine),
5 1/8s, 7/1/39	A3	15,000,000	15,242,700
(Siena College), 5 1/8s, 7/1/39	A3	6,000,000	6,082,440

New York Tax Exempt Income Fund	31

MUNICIPAL BONDS AND NOTES (98.2%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(School Dist. Fin. Program), Ser. C, AGO,
5 1/8s, 10/1/36	AA–	$3,380,000	$3,559,512
(St. Francis College), 5s, 10/1/40	A–	3,000,000	3,058,860
(Mental Hlth.), Ser. E, NATL, 5s, 2/15/35	Aa3	2,510,000	2,544,789
(L I Jewish), Ser. A, 5s, 11/1/34	A3	1,800,000	1,811,520
(Rochester U.), Ser. A, 5s, 7/1/34	Aa3	6,000,000	6,085,320
(St. Francis College), 5s, 10/1/32	A–	2,360,000	2,455,250
(School Dist. Fin. Program), Ser. C, AGO,
5s, 10/1/31	AA–	2,000,000	2,125,320
(Mental Hlth. Svcs. Fac. Impt.), Ser. B, AMBAC,
5s, 2/15/30	AA–	9,665,000	9,935,137
(Montefiore Hosp.), FHA Insd.,
NATL, 5s, 8/1/29	A	9,510,000	9,758,591
(NYU), Ser. A, NATL, 5s, 7/1/29	Aa3	6,705,000	6,832,127
Ser. A, NATL, 5s, 10/1/25	A1	750,000	788,640
(Cornell U.), Ser. A, 5s, 7/1/22	Aa1	6,395,000	6,958,208
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	A3	4,000,000	4,271,560

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	7,500,000	7,453,875
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24	A3	3,315,000	3,542,774
(Teachers College), 5s, 7/1/42	A1	3,000,000	3,054,330
(Memorial Sloan-Kettering Cancer
Ctr.), 5s, 7/1/41	Aa3	2,000,000	2,036,220
(Memorial Sloan-Kettering Cancer
Ctr.), 5s, 7/1/36	Aa3	1,125,000	1,151,213
(Memorial Sloan-Kettering Ctr.),
Ser. A1, 5s, 7/1/36	Aa3	5,690,000	5,808,637
(Teachers College), 5s, 7/1/34	A1	2,750,000	2,850,788
(NY U.), Ser. A, AMBAC, 5s, 7/1/32	Aa3	3,000,000	3,123,270
(U. of Rochester), Ser. A-1, 5s, 7/1/32	Aa3	8,000,000	8,415,920
(Teachers College), Ser. A, 5s, 7/1/31	A1	1,750,000	1,844,728
(The New School), 5s, 7/1/31	A3	5,000,000	5,097,700
(Brooklyn Law School), Ser. A, 5s, 7/1/29	Baa1	1,000,000	1,004,810
(NYU), Ser. B, 5s, 7/1/29	Aa3	6,530,000	7,131,021
(St. John’s U.), Ser. A, 5s, 7/1/28	A3	500,000	533,360
(Brooklyn Law School), Ser. A, 5s, 7/1/27	Baa1	1,000,000	1,020,230
(St. John’s U.), Ser. A, 5s, 7/1/27	A3	2,250,000	2,413,598
(U. of Rochester), Ser. A-1, 5s, 7/1/27	Aa3	1,900,000	2,034,463
(Brooklyn Law School), Ser. A, 5s, 7/1/26	Baa1	1,000,000	1,028,760
(Columbia U.), Ser. C, 5s, 7/1/26	Aaa	6,980,000	7,593,053
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/26	A3	1,000,000	1,040,410
(Teachers College), Ser. A, 5s, 7/1/26	A1	1,000,000	1,101,700
(St. Johns U.), Ser. A, NATL, 5s, 7/1/23	A	3,935,000	4,313,154
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/22	A3	1,000,000	1,071,160

32	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.2%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Non-Supported
Debt Rev. Bonds
(Culinary Inst. of America), 5 1/2s, 7/1/33	Baa2	$735,000	$753,103
(Rochester Inst. of Tech.), 5s, 7/1/42	A1	1,500,000	1,524,000
(Rochester Inst. of Tech.), 5s, 7/1/38	A1	2,000,000	2,041,880
(Culinary Inst. of America), 5s, 7/1/34	Baa2	350,000	351,684
(Rochester Inst. of Tech.), 5s, 7/1/34	A1	500,000	518,325

NY State Dorm. Auth. Personal Income
Tax Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	5,000,000	5,553,100
Ser. C, 5s, 3/15/41	AAA	10,000,000	10,319,300
Ser. A, 5s, 3/15/28	AAA	10,000,000	10,959,300
Ser. A, 5s, 3/15/28	AAA	3,325,000	3,587,343

NY State Dorm. Auth. Personal Income Tax Gen.
Purpose Rev. Bonds, Ser. D, 5s, 2/15/37	AAA	3,070,000	3,197,559

NY State Dorm. Auth. State Supported
Debt Rev. Bonds
(City U.), Ser. B, 5s, 7/1/26	AA–	5,000,000	5,406,650
(State U. Dorm Fac.), Ser. E, 5s, 7/1/23	Aa2	3,000,000	3,278,790

NY State Dorm. Auth. Supported Debt Rev. Bonds
(State U. of NY), Ser. A
5s, 7/1/42	Aa2	2,000,000	2,064,680
5s, 7/1/41	Aa2	5,250,000	5,409,968

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	12,400,000	12,437,820

NY State Env. Fac. Corp. Rev. Bonds
(Clean Wtr. and Drinking), Ser. A, 5s, 6/15/34	Aaa	10,000,000	10,732,600
(State Clean Wtr. & Drinking Revolving Fund),
Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,728,025
(State Clean Wtr. & Drinking Revolving Fund),
Ser. C, 5s, 10/15/26	Aaa	5,000,000	5,490,150
(United Wtr. New Rochelle), Ser. A,
4 7/8s, 9/1/40	A–	5,000,000	4,872,000

NY State Env. Fac. Corp. State Clean Wtr. &
Drinking Rev. Bonds
Ser. C, 5s, 10/15/35	Aaa	5,000,000	5,180,400
(NYC Muni. Wtr. Fin.), 5s, 6/15/29	Aaa	8,000,000	8,170,640

NY State Hsg. Fin. Agcy. Rev. Bonds
(Affordable Hsg.)
Ser. A, 5s, 11/1/42	Aa2	4,660,000	4,788,290
Ser. B, 4.85s, 11/1/41	Aa2	2,600,000	2,588,066

NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5s, 3/15/44	Baa2	1,000,000	968,110
(7 World Trade Ctr.), Ser. 2, 5s, 9/15/43	A2	4,000,000	4,026,680
(1 WTC Port Auth. Construction), 5s, 12/15/41	Aa3	10,000,000	10,245,600
(4 World Trade Ctr.), 5s, 11/15/31	A+	2,500,000	2,609,850

NY State Pwr. Auth. Rev. Bonds, Ser. A,
5s, 11/15/38	Aa2	2,000,000	2,111,260

New York Tax Exempt Income Fund	33

MUNICIPAL BONDS AND NOTES (98.2%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Thruway Auth. Rev. Bonds
Ser. F, AMBAC, 5s, 1/1/30	A2	$11,740,000	$12,055,454
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/28	AA	3,000,000	3,229,800
Ser. H, NATL, 5s, 1/1/28	A2	1,235,000	1,323,167
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/27	AA	4,000,000	4,330,520
(Second Generation Hwy. & Bridge Trust Fund),
Ser. A, 5s, 4/1/25	AA	4,000,000	4,305,080

NY State Urban Dev. Corp. Rev. Bonds
Ser. D, 5 5/8s, 1/1/28	AA–	9,500,000	10,352,530
(Clarkson Ctr.), 5 1/2s, 1/1/20	Aa3	1,685,000	1,937,885
(Clarkson Ctr.), 5 1/2s, 1/1/15	Aa3	1,445,000	1,489,231
(Syracuse U.), 5 1/2s, 1/1/15	Aa3	865,000	869,489
Ser. B-1, 5s, 3/15/36	AAA	9,000,000	9,582,750
Ser. A-1, 5s, 12/15/28	AAA	5,000,000	5,532,550
Ser. B, 5s, 1/1/27	AA–	7,000,000	7,550,690

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB–/P	1,000,000	997,430

Onodaga Cnty., Trust For Cultural Resources
Rev. Bonds (Syracuse U.)
5s, 12/1/36	Aa3	2,000,000	2,074,660
5s, 12/1/31	Aa3	2,000,000	2,122,760

Onondaga Civic Dev. Corp. Rev. Bonds
(Le Moyne College), 5 3/8s, 7/1/40	Baa2	3,900,000	3,821,454
(St. Joseph’s Hosp. Hlth. Ctr.), 5s, 7/1/42	Ba1	1,000,000	864,060
(Le Moyne College), 5s, 7/1/32	Baa2	1,635,000	1,583,040

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds
(Arden Hill Care Ctr. Newburgh), Ser. C
7s, 8/1/31	B/P	3,200,000	3,008,704
7s, 8/1/21	B/P	1,950,000	1,948,596

Port Auth. NY & NJ Rev. Bonds, NATL,
4 3/4s, 10/15/28	Aa3	7,000,000	7,158,970

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	3,500,000	3,762,010

Port Auth. of NY & NJ Rev. Bonds (Kennedy Intl.
Arpt. — 5th Installment), 6 3/4s, 10/1/19	BB+/P	2,485,000	2,431,076

Rensselaer, City School Dist. COP, SGI
5s, 6/1/21	A–/P	2,010,000	2,025,899
5s, 6/1/20	A–/P	1,150,000	1,167,733
5s, 6/1/19	A–/P	1,345,000	1,378,195
5s, 6/1/18	A–/P	1,180,000	1,223,306

Sales Tax Asset Receivable Corp. Rev. Bonds,
Ser. A, NATL, 5s, 10/15/26	AAA	7,000,000	7,234,640

Saratoga Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Saratoga Hosp.), Ser. B
5 1/4s, 12/1/32	A–	1,500,000	1,530,795
5 1/8s, 12/1/27	A–	1,000,000	1,031,810

34	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.2%)* cont.	Rating**	Principal amount	Value

New York cont.
Schenectady Cnty., Cap. Resource Corp. Rev.
Bonds (Union College), 5s, 7/1/32	A1	$3,430,000	$3,610,624

Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (NY Chiropractic College), 5s, 10/1/27	BBB	1,995,000	2,030,272

St. Lawrence Cnty., Indl. Agcy. Rev. Bonds
(Clarkson U.), Ser. A, 5 1/4s, 9/1/33	A3	1,050,000	1,102,175

St. Lawrence Cnty., Indl. Civic Dev. Agcy. Corp.
Rev. Bonds (St. Lawrence U.), 5s, 7/1/32	A2	810,000	845,397

St. Lawrence Cnty., Indl. Dev. Agcy. Rev. Bonds
(Clarkson U.), Ser. A, 5s, 9/1/41	A3	1,750,000	1,752,205

St. Lawrence Cnty., Indl. Dev. Agcy. Civic Dev.
Corp. Rev. Bonds (St. Lawrence U.), 5s, 7/1/43	A2	5,195,000	5,270,535

Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds
(Peconic Landing Southold), 6s, 12/1/40	BBB–/F	1,225,000	1,298,745

Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Nissequogue Cogen. Partners Fac.),
5 1/2s, 1/1/23	BBB–/P	2,000,000	1,976,040

Suffolk Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B,
7 5/8s, 1/1/30	B–/P	430,000	429,368
(Southampton Hosp. Assn.), Ser. A,
7 1/4s, 1/1/30	B–/P	2,050,000	1,976,528
(Inst. of Tech.), 5s, 3/1/26	BBB+	3,300,000	3,308,019

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s Ferry)
5s, 11/1/15	BBB–	975,000	1,022,171
4 5/8s, 11/1/16	BBB–	1,000,000	1,050,900

Syracuse, Indl. Dev. Agcy. Rev. Bonds
(1st Mtge. — Jewish Home), Ser. A
7 3/8s, 3/1/31	B+/P	2,800,000	2,578,604
7 3/8s, 3/1/21	B+/P	685,000	673,814

Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN
(Syracuse U.)
Ser. A-2, 0.05s, 12/1/37 (JPMorgan Chase
Bank, N.A.)	VMIG1	11,535,000	11,535,000
Ser. A-1, 0.05s, 7/1/37 (JPMorgan Chase
Bank, N.A.)	VMIG1	6,000,000	6,000,000

Tobacco Settlement Rev. Bonds, Ser. 1, 5s, 6/1/34	B	3,500,000	2,721,985

Tompkins Cnty., Dev. Corp. Rev. Bonds (Ithaca
College), AGM, 5 3/8s, 7/1/41	A2	1,000,000	1,035,930

Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. A, 5s, 11/15/36	Aa3	1,000,000	1,048,480
Ser. C, 5s, 11/15/29	Aa3	5,000,000	5,363,700
Ser. A, 5s, 11/15/23 (Prerefunded 11/15/16)	Aa3	1,000,000	1,133,060
(Gen. Cabs), Ser. B, zero %, 11/15/32	Aa3	3,900,000	1,585,857
Ser. A, zero %, 11/15/30	A1	7,000,000	3,131,800

Troy, Cap. Res. Corp. Rev. Bonds (Rensselaer
Polytechnic), Ser. A, 5 1/8s, 9/1/40	A3	5,000,000	5,089,400

New York Tax Exempt Income Fund	35

MUNICIPAL BONDS AND NOTES (98.2%)* cont.	Rating**	Principal amount	Value

New York cont.
Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
Ser. C-2, 6 1/8s, 11/1/37	A3	$3,385,000	$3,693,644

Westchester Cnty., Indl Dev. Agcy. Civic Fac.
Rev. Bonds (Guiding Eyes for the Blind),
5 3/8s, 8/1/24	BBB+	905,000	917,779

Westchester, Tobacco Asset Securitization Corp.
Rev. Bonds, 5 1/8s, 6/1/38	BBB	5,060,000	4,289,463

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A,
7 1/8s, 7/1/31	B+	2,000,000	1,996,060
(Sarah Lawrence College), Ser. A, 6s, 6/1/41	BBB	2,500,000	2,655,700

			979,910,954
Puerto Rico (4.3%)
Children’s Trust Fund Tobacco Settlement (The)
Rev. Bonds, 5 1/2s, 5/15/39	Baa3	3,750,000	3,307,313

Cmnwlth. of PR, G.O. Bonds, Ser. C,
6 1/2s, 7/1/40	Baa3	4,750,000	3,697,353

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev.
Bonds, Ser. A
6s, 7/1/44	Ba1	5,400,000	3,891,402
6s, 7/1/38	Ba1	4,345,000	3,138,785

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. A, 5s, 7/1/42	BBB	5,000,000	3,402,200

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. AA
NATL, 5 1/2s, 7/1/20	A	365,000	344,954
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/20
(Escrowed to maturity)	Baa1	635,000	775,221
NATL, 5 1/2s, 7/1/19	A	540,000	516,748
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/19
(Escrowed to maturity)	Baa1	2,460,000	2,984,349
5s, 7/1/35	BBB+	2,105,000	1,544,733

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
FRN, Ser. AA-2, 5.3s, 7/1/35	BBB+	1,750,000	1,332,258

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/23	Baa3	3,425,000	2,796,273
Ser. N, Cmnwlth. of PR Gtd., 5 1/2s, 7/1/20	Baa3	2,250,000	1,860,413

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A+	4,000,000	3,221,560
Ser. C, 5 1/4s, 8/1/41	A+	5,050,000	3,718,315
Ser. C, 5 1/4s, 8/1/40	AA–	2,250,000	1,885,815
Ser. A, AMBAC, zero %, 8/1/47	AA–	20,000,000	2,059,000
Ser. A, NATL, zero %, 8/1/43	AA–	8,000,000	1,088,400
Ser. A, zero %, 8/1/31	A+	8,500,000	1,971,150
Ser. A, zero %, 8/1/30	A+	8,500,000	2,141,150

			45,677,392

36	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.2%)* cont.	Rating**	Principal amount	Value

Virgin Islands (0.8%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	$3,000,000	$3,027,540
Ser. A-1, 5s, 10/1/39	Baa2	3,325,000	3,189,806
Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,103,666

			8,321,012

Total municipal bonds and notes (cost $1,032,131,847)			$1,046,480,744

UNITIZED TRUST (0.2%)*		Shares	Value

CMS Liquidating Trust 144A †		600	$2,071,200

Total unitized trust (cost $1,816,443)			$2,071,200

TOTAL INVESTMENTS

Total investments (cost $1,033,948,290)			$1,048,551,944

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2012 through November 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,065,694,393.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	20.2%
Tax bonds	13.3
Utilities	13.0
Health care	11.6
State debt	11.4

New York Tax Exempt Income Fund	37

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,046,480,744	$—

Unitized trust	—	2,071,200	—

Totals by level	$—	$1,048,551,944	$—

The accompanying notes are an integral part of these financial statements.

38	New York Tax Exempt Income Fund

Statement of assets and liabilities 11/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,033,948,290)	$1,048,551,944

Cash	1,456,009

Interest and other receivables	15,413,333

Receivable for shares of the fund sold	757,265

Receivable for investments sold	3,303,307

Total assets	1,069,481,858

LIABILITIES

Payable for shares of the fund repurchased	1,586,318

Payable for compensation of Manager (Note 2)	384,073

Payable for custodian fees (Note 2)	5,402

Payable for investor servicing fees (Note 2)	89,889

Payable for Trustee compensation and expenses (Note 2)	368,277

Payable for administrative services (Note 2)	3,678

Payable for distribution fees (Note 2)	422,859

Distributions payable to shareholders	812,803

Other accrued expenses	114,166

Total liabilities	3,787,465

Net assets	$1,065,694,393

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,068,257,017

Undistributed net investment income (Note 1)	1,442,328

Accumulated net realized loss on investments (Note 1)	(18,608,606)

Net unrealized appreciation of investments	14,603,654

Total — Representing net assets applicable to capital shares outstanding	$1,065,694,393

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($974,710,674 divided by 117,582,322 shares)	$8.29

Offering price per class A share (100/96.00 of $8.29)*	$8.64

Net asset value and offering price per class B share ($12,321,897 divided by 1,489,268 shares)**	$8.27

Net asset value and offering price per class C share ($58,448,885 divided by 7,052,907 shares)**	$8.29

Net asset value and redemption price per class M share ($1,450,794 divided by 174,883 shares)	$8.30

Offering price per class M share (100/96.75 of $8.30)†	$8.58

Net asset value, offering price and redemption price per class Y share
($18,762,143 divided by 2,262,700 shares)	$8.29

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund	39

Statement of operations Year ended 11/30/13

INTEREST INCOME	$54,566,853

EXPENSES

Compensation of Manager (Note 2)	5,372,740

Investor servicing fees (Note 2)	575,085

Custodian fees (Note 2)	14,847

Trustee compensation and expenses (Note 2)	109,951

Distribution fees (Note 2)	3,290,058

Administrative services (Note 2)	37,199

Other	297,926

Total expenses	9,697,806

Expense reduction (Note 2)	(4,700)

Net expenses	9,693,106

Net investment income	44,873,747

Net realized loss on investments (Notes 1 and 3)	(9,838,710)

Net realized loss on swap contracts (Note 1)	(1,111,236)

Net realized loss on futures contracts (Note 1)	(67,469)

Net unrealized depreciation of investments during the year	(107,675,713)

Net loss on investments	(118,693,128)

Net decrease in net assets resulting from operations	$(73,819,381)

The accompanying notes are an integral part of these financial statements.

40	New York Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/13	Year ended 11/30/12

Operations:
Net investment income	$44,873,747	$46,308,123

Net realized gain (loss) on investments	(11,017,415)	3,652,292

Net unrealized appreciation (depreciation) of investments	(107,675,713)	75,316,750

Net increase (decrease) in net assets resulting
from operations	(73,819,381)	125,277,165

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(26,406)	—

Class B	(342)	—

Class C	(1,559)	—

Class M	(37)	—

Class Y	(428)	—

From tax-exempt net investment income
Class A	(41,138,809)	(42,966,369)

Class B	(441,706)	(430,962)

Class C	(1,986,715)	(1,723,056)

Class M	(56,352)	(53,785)

Class Y	(786,921)	(527,860)

Increase (decrease) from capital share transactions (Note 4)	(129,434,170)	82,197,242

Total increase (decrease) in net assets	(247,692,826)	161,772,375

NET ASSETS

Beginning of year	1,313,387,219	1,151,614,844

End of year (including undistributed net investment income
of $1,442,328 and $1,338,455, respectively)	$1,065,694,393	$1,313,387,219

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund	41

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
			Net realized									Ratio	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	(%)

Class A
November 30, 2013	$9.12	.32	(.83)	(.51)	(.32)	(.32)	—	—	$8.29	(5.67)	$974,711.75		3.73	11
November 30, 2012	8.54	.34	.57	.91	(.33)	(.33)	—	—	9.12	10.87	1,206,509.75		3.81	11
November 30, 2011	8.44	.35	.10	.45	(.35)	(.35)	—	— [c,d]	8.54	5.55	1,081,992.75		4.25	6
November 30, 2010	8.36	.36	.08	.44	(.36)	(.36)	— [d]	—	8.44	5.27	1,105,169	.75 [e]	4.18 [e]	6
November 30, 2009	7.60	.35	.77	1.12	(.36)	(.36)	— [d]	—	8.36	14.96	1,051,532	.80 [e]	4.35 [e]	18

Class B
November 30, 2013	$9.10	.27	(.84)	(.57)	(.26)	(.26)	—	—	$8.27	(6.28)	$12,322	1.38	3.10	11
November 30, 2012	8.52	.28	.58	.86	(.28)	(.28)	—	—	9.10	10.21	15,438	1.38	3.17	11
November 30, 2011	8.43	.30	.09	.39	(.30)	(.30)	—	— [c,d]	8.52	4.75	12,561	1.38	3.63	6
November 30, 2010	8.35	.30	.08	.38	(.30)	(.30)	— [d]	—	8.43	4.61	16,090	1.38 [e]	3.57 [e]	6
November 30, 2009	7.59	.30	.76	1.06	(.30)	(.30)	— [d]	—	8.35	14.26	22,589	1.44 [e]	3.74 [e]	18

Class C
November 30, 2013	$9.11	.26	(.83)	(.57)	(.25)	(.25)	—	—	$8.29	(6.30)	$58,449	1.53	2.95	11
November 30, 2012	8.54	.27	.56	.83	(.26)	(.26)	—	—	9.11	9.90	70,435	1.53	3.01	11
November 30, 2011	8.44	.29	.10	.39	(.29)	(.29)	—	— [c,d]	8.54	4.75	47,182	1.53	3.47	6
November 30, 2010	8.36	.29	.08	.37	(.29)	(.29)	— [d]	—	8.44	4.45	47,564	1.53 [e]	3.39 [e]	6
November 30, 2009	7.60	.28	.77	1.05	(.29)	(.29)	— [d]	—	8.36	14.08	36,839	1.59 [e]	3.55 [e]	18

Class M
November 30, 2013	$9.12	.30	(.83)	(.53)	(.29)	(.29)	—	—	$8.30	(5.83)	$1,451	1.03	3.45	11
November 30, 2012	8.54	.31	.58	.89	(.31)	(.31)	—	—	9.12	10.56	1,659	1.03	3.52	11
November 30, 2011	8.45	.33	.09	.42	(.33)	(.33)	—	— [c,d]	8.54	5.14	1,435	1.03	3.97	6
November 30, 2010	8.37	.33	.08	.41	(.33)	(.33)	— [d]	—	8.45	4.96	1,694	1.03 [e]	3.91 [e]	6
November 30, 2009	7.60	.32	.78	1.10	(.33)	(.33)	— [d]	—	8.37	14.77	1,875	1.09 [e]	4.06 [e]	18

Class Y
November 30, 2013	$9.12	.34	(.83)	(.49)	(.34)	(.34)	—	—	$8.29	(5.47)	$18,762.53		3.95	11
November 30, 2012	8.54	.36	.57	.93	(.35)	(.35)	—	—	9.12	11.10	19,347.53		4.00	11
November 30, 2011	8.45	.37	.09	.46	(.37)	(.37)	—	— [c,d]	8.54	5.66	8,444.53		4.45	6
November 30, 2010	8.36	.37	.10	.47	(.38)	(.38)	— [d]	—	8.45	5.65	5,613	.53 [e]	4.38 [e]	6
November 30, 2009	7.60	.36	.77	1.13	(.37)	(.37)	— [d]	—	8.36	15.20	3,083	.59 [e]	4.49 [e]	18

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2010	<0.01%

November 30, 2009	0.02

The accompanying notes are an integral part of these financial statements.

42	New York Tax Exempt Income Fund	New York Tax Exempt Income Fund	43

Notes to financial statements 11/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2012 through November 30, 2013.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment grade in quality, and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

44	New York Tax Exempt Income Fund

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Futures contracts The fund uses futures contracts to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage interest rate risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

New York Tax Exempt Income Fund	45

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2013, the fund had a capital loss carryover of $16,450,685 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$5,382,679	$5,269,846	$10,652,525	*

4,276,078	N/A	4,276,078	November 30, 2016

1,012,732	N/A	1,012,732	November 30, 2017

509,350	N/A	509,350	November 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

46	New York Tax Exempt Income Fund

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from dividends payable and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $330,599 to decrease undistributed net investment income and $330,599 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$41,192,392
Unrealized depreciation	(27,230,467)

Net unrealized appreciation	13,961,925
Undistributed tax-exempt income	2,155,208
Undistributed ordinary income	99,924
Capital loss carryforward	(16,450,685)
Cost for federal income tax purposes	$1,034,590,019

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

New York Tax Exempt Income Fund	47

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$525,807	Class M	780

Class B	6,798	Class Y	9,483

Class C	32,217	Total	$575,085

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,700 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $751, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,475,806	Class M	8,276

Class B	122,593	Total	$3,290,058

Class C	683,383

48	New York Tax Exempt Income Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $116,196 and $414 from the sale of class A and class M shares, respectively, and received $7,045 and $3,157 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $126,088,216 and $244,743,820, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/13		Year ended 11/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	11,720,891	$103,748,392	17,689,294	$157,228,270

Shares issued in connection with
reinvestment of distributions	3,715,058	32,080,082	3,581,018	31,874,180

	15,435,949	135,828,474	21,270,312	189,102,450

Shares repurchased	(30,192,995)	(259,654,274)	(15,635,968)	(138,646,350)

Net increase (decrease)	(14,757,046)	$(123,825,800)	5,634,344	$50,456,100

	Year ended 11/30/13		Year ended 11/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	204,150	$1,796,521	529,375	$4,695,739

Shares issued in connection with
reinvestment of distributions	43,131	371,400	37,229	330,897

	247,281	2,167,921	566,604	5,026,636

Shares repurchased	(454,545)	(3,872,517)	(343,807)	(3,043,688)

Net increase (decrease)	(207,264)	$(1,704,596)	222,797	$1,982,948

	Year ended 11/30/13		Year ended 11/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,554,932	$13,768,202	2,722,767	$24,204,543

Shares issued in connection with
reinvestment of distributions	195,698	1,688,078	157,505	1,402,360

	1,750,630	15,456,280	2,880,272	25,606,903

Shares repurchased	(2,426,191)	(20,660,040)	(679,130)	(6,036,207)

Net increase (decrease)	(675,561)	$(5,203,760)	2,201,142	$19,570,696

New York Tax Exempt Income Fund	49

	Year ended 11/30/13		Year ended 11/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	27,544	$246,526	15,082	$134,378

Shares issued in connection with
reinvestment of distributions	6,148	53,086	4,568	40,764

	33,692	299,612	19,650	175,142

Shares repurchased	(40,642)	(344,161)	(5,804)	(52,128)

Net increase (decrease)	(6,950)	$(44,549)	13,846	$123,014

	Year ended 11/30/13		Year ended 11/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,438,916	$12,501,990	1,358,384	$12,062,629

Shares issued in connection with
reinvestment of distributions	56,194	484,552	35,991	321,057

	1,495,110	12,986,542	1,394,375	12,383,686

Shares repurchased	(1,354,097)	(11,642,007)	(261,398)	(2,319,202)

Net increase	141,013	$1,344,535	1,132,977	$10,064,484

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund concentrates a majority of its investments in the state of New York and may be affected by economic and political developments in that state.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	—*

OTC total return swap contracts (notional)	$1,700,000

* For the reporting period, the transactions were minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total

Interest rate contracts	$(67,469)	$(1,111,236)	$(1,178,705)

Total	$(67,469)	$(1,111,236)	$(1,178,705)

Note 7: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

50	New York Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 99.94% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

New York Tax Exempt Income Fund	51

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

52	New York Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

New York Tax Exempt Income Fund	53

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

54	New York Tax Exempt Income Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

New York Tax Exempt Income Fund	55

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

56	New York Tax Exempt Income Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

New York Tax Exempt Income Fund	57

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

58	New York Tax Exempt Income Fund

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

New York Tax Exempt Income Fund	59

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60	New York Tax Exempt Income Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN051
284863 1/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2013	$57,893	$ —	$6,457	$ —
November 30, 2012	$56,439	$ —	$6,300	$ —

For the fiscal years ended November 30, 2013 and November 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,457 and $6,300 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2013	$ —	$ —	$ —	$ —

November 30, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2014